                                                                   EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

                             REGENCY CENTERS, L.P.

                             OFFER TO EXCHANGE ITS
                        7 1/8% NOTES DUE JULY 15, 2005
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                      FOR ANY AND ALL OF ITS OUTSTANDING
                        7 1/8% NOTES DUE JULY 15, 2005
                          PURSUANT TO THE PROSPECTUS
                           DATED      _______, 1998

     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
   NEW YORK CITY TIME, ON      , 1999, UNLESS THE OFFER IS EXTENDED.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                           FIRST UNION NATIONAL BANK

                   BY MAIL/OVERNIGHT DELIVERY/HAND DELIVERY:
                        FIRST UNION NATIONAL BANK (3C3)
                         1525 WEST W. T. HARRIS BLVD.
                        CHARLOTTE, NORTH CAROLINA 28262
                            ATTN: CORPORATE ACTIONS

             TO CONFIRM BY TELEPHONE OR FOR INFORMATION REGARDING
                    THE PROCEDURES FOR TENDERING OLD NOTES:

                                (704) 590-7413
                                  MARCIA RICE

                           FACSIMILE TRANSMISSIONS:
                                (704) 590-7628

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

          THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY
                BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

  This Letter of Transmittal is to be completed by holders of Old Notes (as defined below) either (a) if Old Notes are to be forwarded herewith or (b) if tenders of Old Notes are to be made by book-entry transfer to an account maintained by First Union National Bank (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and an Agent's Message (as defined below) is not delivered. Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal on or prior to the Expiration Date. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Old Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgement from the tendering participant, which acknowledgement states that such participant has received and agrees to be bound by this Letter of Transmittal and that the Partnership and Regency may enforce this Letter of Transmittal against such participant.

                          DELIVERY OF DOCUMENTS TO DTC
              DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     NOTE: SIGNATURE MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                    ALL TENDERING HOLDERS COMPLETE THIS BOX

                       DESCRIPTION OF OLD NOTES TENDERED

--------------------------------------------------------------------------------

                                                                      PRINCIPAL AMOUNT
                                                                        OF OLD NOTES   NUMBER OF
                                                         OLD NOTES        TENDERED     BENEFICIAL
    PLEASE PRINT NAME AND                                TENDERED      (IF PRINCIPAL    HOLDERS
    ADDRESS OF REGISTERED                                 (ATTACH        AMOUNT OF      FOR WHOM
            HOLDER                                    ADDITIONAL LIST  OLD NOTES LESS  OLD NOTES
  (PLEASE COMPLETE IF BLANK)   CERTIFICATE NUMBER(S)*  IF NECESSARY)    THAN ALL)**     ARE HELD
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
  TOTAL AMOUNT TENDERED:


 * Need not be completed by book-entry holders.

** All Old Notes held shall be deemed tendered unless a lesser number is specified in this column.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
  MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution __________________________________________________

DTC Account Number _____________________________________________________________

Transaction Code Number ________________________________________________________

[_] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES
  ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS
  OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________________

Address: _______________________________________________________________________

    ________________________________________________________________________
            City                State        Zip Code

Ladies and Gentlemen:

  The undersigned hereby tenders to Regency Centers, L.P., a Delaware limited partnership (the "Partnership"), and Regency Realty Corporation, a Florida corporation ("Regency"), the above described aggregate principal amount of the Partnership's 7 1/8% Notes due July 15, 2005 (the "Old Notes") in exchange for a like aggregate principal amount of the Partnership's 7 1/8% Notes due July 15, 2005 (the "New Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the
conditions set forth in the Prospectus dated           , 1998 (as the same may
be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

  Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Partnership all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocable constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of Regency and the Partnership in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Notes to the Partnership together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Partnership, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes or to effectuate such transfer using the book-entry transfer procedure described in the Prospectus, (ii) present Certificates for such Old Notes for transfer or evidence of book-entry transfer of such Old Notes and to transfer the Old Notes on the books of the Partnership, and (iii) receive for the account of the Partnership all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

  THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE PARTNERSHIP WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY REGENCY, THE PARTNERSHIP OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

  The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Notes. The Certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

  If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if the Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

  The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will, upon Regency's and the Partnership's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned, Regency and the Partnership upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, Regency and the Partnership may not be required to accept for exchange any of the Old Notes tendered hereby.

  Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Notes not tendered or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Notes to the undersigned at the address shown below the undersigned's signature.

  The undersigned is aware that any security holder using the Exchange Offer to participate in a distribution of New Notes (1) cannot rely on the position of the staff of the Division of Corporation Finance of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1998) and similar interpretive letters and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the New Notes.

  ACCORDINGLY, BY TENDERING OLD NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) NEITHER THE UNDERSIGNED NOR ANY BENEFICIAL OWNER IS AN "AFFILIATE" OF REGENCY OR THE PARTNERSHIP, (II) ANY NEW NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS OR THE BUSINESS OF ANY BENEFICIAL OWNER, (III) THE UNDERSIGNED AND EACH BENEFICIAL OWNER HAVE NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW NOTES TO BE RECEIVED IN THE EXCHANGE OFFER, AND (IV) IF THE UNDERSIGNED OR ANY BENEFICIAL OWNER IS NOT A BROKER-DEALER, THE UNDERSIGNED AND ANY SUCH BENEFICIAL OWNER IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW NOTES. BY TENDERING OLD NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD NOTES WHICH IS A BROKER-DEALER REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD NOTES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, IT WILL DELIVER A PROSPECTUS MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW NOTES AND IT IS AWARE THAT IT MAY BE DEEMED A STATUTORY UNDERWRITER (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

  Regency and the Partnership have agreed that, subject to the provisions of the Registration Rights Agreement and the limitations described in the Prospectus, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of New Notes received in exchange for Old Notes where such Old Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such New Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Old Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Old Notes and executing this Letter Of Transmittal or effecting delivery of an Agent's Message in lieu thereof, agrees that, upon receipt of notice from Regency or the Partnership of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by referenced therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until Regency and the Partnership have amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or Regency or the Partnership has given notice that the sale of the New Notes may be resumed, as the case may be.

  All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
               (PLEASE COMPLETE SUBSTITUTE FORM W-9 FOLLOWING THE
                  INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

   Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by Regency, the Partnership or the Exchange Agent for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

                          (SIGNATURE(S) OF HOLDER(S))

 Date                     , 199

 Name(s)          __________________________________________________________

                  __________________________________________________________
                                        (PLEASE PRINT)

 Capacity (Full Title)
                  __________________________________________________________

 Address          __________________________________________________________

                  __________________________________________________________

                  __________________________________________________________
                                      (INCLUDE ZIP CODE)

 Area Code and Telephone Number ____________________________________________

     ---------------------------------------------------------------
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)
                             (AUTHORIZED SIGNATURE)

 Date                     , 199

 Name of Firm     __________________________________________________________

 Capacity (Full Title)
                  __________________________________________________________
                                        (PLEASE PRINT)

 Address          __________________________________________________________

                  __________________________________________________________

                  __________________________________________________________
                                      (INCLUDE ZIP CODE)

 Area Code and Telephone Number ____________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

   To be completed ONLY if the New Notes or any Old Notes that are not tendered are to be issued in the name of someone other than the registered holder of the Old Notes whose name appears above.

 Issue   [_] New Notes   [_] Old Notes not tendered

 To
 Name(s) _____________________________________________________________________

 Address
    -----------------------------------------------------------------------

    -----------------------------------------------------------------------

    -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number
                          ---------------------------------------------------

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)



                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

   To be completed ONLY if New Notes or any Old Notes that are not tendered are to be sent to someone other than the registered holder of the Old Notes whose name appears above, or such registered holder at an address other than that shown above.

 Issue   [_] New Notes   [_] Old Notes not tendered

 To
 Name(s) _____________________________________________________________________

 Address
    -----------------------------------------------------------------------

    -----------------------------------------------------------------------

    -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

 Area Code and Telephone Number
                          ---------------------------------------------------

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                                 INSTRUCTIONS

        Forming Part of the Terms and Conditions of the Exchange Offer

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES.

  This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and an Agent's Message is not delivered. Certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, a substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth above on or prior to the Expiration Date; provided, however, that book-entry transfers of Old Notes may be effected in accordance with the procedures mandated by DTC's Automated Tender Offer Program ("ATOP"). Although delivery of Old Notes may be effected through ATOP, this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in lieu of this Letter of Transmittal, and any other required documents, must in any case be delivered to and received by the Exchange Agent at its address set forth above on or prior to the Expiration Date.

  THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS TO BE BY MAIL, THE USE OF REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

  Neither Regency nor the Partnership will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof) or delivery of an Agent's Message in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

  (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

  (ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

  In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. INADEQUATE SPACE.

  If the space provided in the box captioned "Description of Old Notes" is inadequate, the Certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

  If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes to be tendered in the box entitled "Principal Amount of Old Notes Tendered (if less than all)." In such case, new Certificates for the remainder of the Old Notes that were evidenced by your old Certificates will only be sent to the holder of the Old Capital Security, or, in the case of book-entry transfer, will be credited to an account maintained at DTC, promptly after the Expiration Date. All Old Notes presented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

  Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn (including the principal amount of such Old Notes), include a statement that such holder is withdrawing its election to have such Old Notes exchanged and the name of the registered holder of such Old Notes, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Partnership that the Person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes being withdrawn. If Certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Old Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission and otherwise comply with the procedures of that facility. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Notes."

  All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by Regency and the Partnership whose determination shall be final and binding on all parties. Regency and the Partnership, any affiliates or assigns of Regency and the Partnership, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder after withdrawal (or in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained with DTC for the Old Notes) as soon as practicable.

5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS.

  If this Letter of Transmittal is signed by the registered holders of the Old Notes tendered hereby, the signatures must correspond exactly with the names as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

  If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Old Notes are registered in any different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

  If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to Regency and the Partnership, in their sole discretion, of such persons' authority to so act.

  When this Letter of Transmittal is signed by the registered owners of the Old Notes listed and transmitted hereby, no endorsements of Certificates or separate bond powers are required unless New Notes are to be issued in the name of a person other than the registered holders. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owners of the Old Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owners appear on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as Regency or the Partnership may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

  If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. IRREGULARITIES.

  Regency and the Partnership will determine, in their sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. Regency and the Partnership reserve the absolute right to reject any and all tenders determined by either of them not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to Regency and the Partnership, be unlawful. Regency and the Partnership also reserve the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. Regency's and the Partnership's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Regency, the Partnership, any affiliates or assigns of Regency, the Partnership, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

  Questions regarding the procedures for tender or withdrawal of Old Notes may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal.

  Other questions, requests for assistance, and requests for additional copies of the Prospectus and this Letter of Transmittal should be directed to Regency as follows:

      Regency Realty Corporation
      121 Forsyth Street, Suite 200
      Jacksonville, Florida 32202
      Telephone: 904-356-7000
      Attention:


  Additional copies of the Prospectus and this Letter of Transmittal may also be obtained from your broker, dealer, commercial bank, trust company or other nominee.

9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9.

  Under U.S. Federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue

Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

  The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding.

  Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-
9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

  The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, the Exchange Agent will provide upon request "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. The Exchange Agent will provide upon request "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

  Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10.  LOST, DESTROYED OR STOLEN CERTIFICATES.

  If any Certificates representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

11.  SECURITY TRANSFER TAXES.

  Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) OR AN AGENT'S MESSAGE IN LIEU THEREOF AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                             TO BE COMPLETED BY ALL
                           TENDERING SECURITY HOLDERS

                              (SEE INSTRUCTION 9)

                    PAYER'S NAME: FIRST UNION NATIONAL BANK
--------------------------------------------------------------------------------

                           PART 1 -- PLEASE PROVIDE
                           YOUR TIN ON THE LINE AT        TIN ______________
                           RIGHT AND CERTIFY BY SIGNING     Social security
                           AND DATING BELOW.               number or Employer
                                                         identification number

 SUBSTITUTE                Name  ------------------------------------
                                                                        PART
                                                                        2 --

                                            (Please Print)              Awaiting
                           Address                                      TIN [_]
 FORM W-9                        ------------------------------------
                          -----------------------------------------------------

                                 ------------------------------------
 DEPARTMENT OF THE                 City        State     Zip Code
 TREASURY INTERNAL        -----------------------------------------------------
 REVENUE SERVICE
                           PART 3 -- CERTIFICATION -- Under the penalties of perjury, I certify that (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and (3) any other information provided on this form is true and correct.

 PAYER'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER (TIN)
 AND CERTIFICATION
                           The Internal Revenue Service does not require your consent to any provision of this document other than certifications required to avoid backup withholding.

                           Signature _____________________    Date ___________

--------------------------------------------------------------------------------
 You must cross out item (2) in Part (3) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on you tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
     RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. THE EXCHANGE AGENT WILL PROVIDE "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" UPON REQUEST IF YOU REQUIRE ADDITIONAL DETAILS.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or
 (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

   The Internal Revenue Service does not require your consent to any provision of this document other than certifications required to avoid backup withholding.

 Signature ______________________________________
                                                      Date _______ , 1999